UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2015 (January 22, 2015)

SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Charter)

    _       Nevada                                        333-06718                                  88-0397234

(State or Other Jurisdiction          (Commission File Number)                (IRS Employer

      of Incorporation)                                                                                           Identification No.)

7109 Timberlake Road, Lynchburg, VA  24502

 (Address of Principal Executive Offices) (Zip Code)

 (434) 239-4272

Registrant’s telephone number, including area code

________N/A_________________

 (Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ x ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

This first Amendment to our Current Report on Form 8-K filed January 22, 2015 (the "January 222nd 8-K") amends and restates our January 22nd 8-K as a result of Sitestar's inadvertent failure to include the second page of the press release that contains a section under the heading "Important Additional Information" which states as follows:

"Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on April 15, 2014, and its Quarterly Report on Form 10-Q for the third quarter of the fiscal year ended September 30, 2014 filed on November 14, 2014 and amended November 20, 2014. To the extent holdings of the Company’s securities have changed since the amounts printed in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

STOCKHOLDERS ARE ENCOURAGED TO READ ANY COMPANY SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at www.Sitestar.com.

Sitestar Contacts

Frank R. Erhartic, Jr. and Daniel Judd, Sitestar (434) 239-4272"

Item 8.01. Other Events.

On January 21, 2015, the registrant, Sitestar Corporation (“SiteStar”), issued a press release commenting on the attempt by Jeffrey I. Moore, Julia H. Moore, Jay B. Moore, William T. May, M & M Investments, Arquitos Capital Partners, LP, Arquitos Capital Management, LLC, Steven L. Kiel, Alesia Value Fund LLC, Alesia Asset Management LLC, Christopher Olin and Jeremy K. Gold (collectively, the “Moore Shareholder Group”) to remove a majority of the members of the Board of Directors of Sitestar in connection with the special meeting of Sitestar stockholders the Moore Shareholder Group is seeking to have called for such purpose.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Sitestar Press Release dated January 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2015	Sitestar Corporation

	By:	/s/Frank Erhartic, Jr.
Frank Erhartic, Jr.
President and CEO